SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934, as amended

Date of Report: March 12, 2003
(date of earliest event reported)

WACHOVIA ASSET SECURITIZATION, INC.
(Exact name of Registrant as Specified in Charter)

North Carolina	333-97457	56-1967773
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number

One Wachovia Center 301 South College Street Charlotte, North Carolina 28288 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (704) 374-2702 Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.   Financial Statements and Exhibits.

Information and Exhibits.

(a) (b)	Financial Statements of businesses acquired. Not applicable Pro Forma financial information. Not applicable
(c)	Exhibit No. 25	Description Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA ASSET SECURITIZATION, INC.

By: /s/ Robert Perret Name: Robert Perret Title: Vice President

Date: March 14, 2003

Exhibit Index

Exhibit Index	Description	Page

25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).	5